UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-0547

DWS Technology Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2009

Annual Report to Shareholders

DWS Technology Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

14 Portfolio Summary

16 Investment Portfolio

21 Financial Statements

25 Financial Highlights

30 Notes to Financial Statements

39 Report of Independent Registered Public Accounting Firm

40 Tax Information

41 Investment Management Agreement Approval

46 Summary of Management Fee Evaluation by Independent Fee Consultant

51 Board Members and Officers

55 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Concentration of the portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the portfolio in emerging technology companies present greater risk than investments in more-established technology companies. Moreover, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2009

Average Annual Total Returns as of 10/31/09
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	26.48%	-3.45%	-0.21%	-5.07%
Class B	24.89%	-4.52%	-1.32%	-6.08%
Class C	25.47%	-4.32%	-1.10%	-5.92%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	19.21%	-5.34%	-1.39%	-5.63%
Class B (max 4.00% CDSC)	21.89%	-5.16%	-1.51%	-6.08%
Class C (max 1.00% CDSC)	25.29%	-4.32%	-1.10%	-5.92%
No Sales Charges					Life of Class S*	Life of Institutional Class**
Class S	26.45%	-3.44%	N/A	N/A	-1.55%	N/A
Institutional Class	27.16%	-3.01%	0.24%	N/A	N/A	4.01%
S&P 500® Index+	9.80%	-7.02%	0.33%	-0.95%	-1.16%	3.77%
S&P® North American Technology Sector Index++	32.14%	-0.06%	3.28%	-4.64%	1.57%	7.85%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.

** Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2009 are 1.16%, 2.02%, 2.01%, 1.13% and 0.75% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Technology Fund — Class A [] S&P 500 Index+ [] S&P North American Technology Sector Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The S&P North American Technology Sector Index (formerly the S&P Goldman Sachs Technology Index) is the technology subindex of the S&P North American Sector Indices. The S&P North American Technology Sector Index family is designed as equity benchmarks for US-traded technology-related securities.

Net Asset Value
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/09	$ 10.27	$ 8.33	$ 8.62	$ 10.28	$ 10.72
10/31/08	$ 8.12	$ 6.67	$ 6.87	$ 8.13	$ 8.43
Lipper Rankings — Science & Technology Funds Category as of 10/31/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	84	of	148	57
3-Year	77	of	133	58
5-Year	86	of	119	72
10-Year	25	of	60	41
Class B 1-Year	105	of	148	71
3-Year	95	of	133	71
5-Year	106	of	119	89
10-Year	29	of	60	48
Class C 1-Year	99	of	148	67
3-Year	92	of	133	69
5-Year	103	of	119	86
10-Year	27	of	60	45
Class S 1-Year	85	of	148	58
3-Year	76	of	133	57
Institutional Class 1-Year	72	of	148	49
3-Year	69	of	133	52
5-Year	75	of	119	63

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2009 to October 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,212.50	$ 1,207.20	$ 1,207.30	$ 1,212.30	$ 1,215.40
Expenses Paid per $1,000*	$ 5.97	$ 12.18	$ 11.18	$ 5.91	$ 3.52
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,019.81	$ 1,014.17	$ 1,015.07	$ 1,019.86	$ 1,022.03
Expenses Paid per $1,000*	$ 5.45	$ 11.12	$ 10.21	$ 5.40	$ 3.21

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Technology Fund	1.07%	2.19%	2.01%	1.06%	.63%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Technology Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Technology Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Frederic L. Fayolle, CFA

Lead Portfolio Manager

Clark Chang

Portfolio Manager

Walter Holick

Portfolio Manager

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Technology stocks generated strong performance during the past year, outpacing the return of the broader market by a wide margin. While the Standard & Poor's 500® (S&P 500) Index — a measure of broad US stock market performance — returned 9.80% through the 12 months ended October 31, 2009, tech stocks, as measured by the S&P North American Technology Sector Index, returned 32.14%.1,2

The technology sector outperformed during both the November-February downturn and the rally that encompassed the remainder of the annual period. During the first phase, the sector was helped by the fact that its defensive characteristics made it relatively attractive to generalist investors. By "defensive," we are referring to the type of sector or company that can outperform during times of weak economic growth or broader market turmoil. Tech stocks, which in the past were seen as being one of the least defensive areas of the market, held up better during the recent downturn due to several factors: their strong balance sheets, low debt levels, improved cost discipline and lack of exposure to the credit issues affecting other areas of the market.

Cost discipline is one of the most important aspects of this positive profile. In the 2001 downturn, tech companies were caught off guard because their cost structures had spiraled out of control during the bubble years. In contrast, companies cut costs at the first signs of slower growth during the most recent downturn. Since many tech firms were already lean, these additional cuts put the overall sector in a strong position to weather the recession.

An additional defensive factor for technology stocks was that, unlike many sectors of the economy, tech has little in the way of regulatory risk — something that cannot be said for financials, energy or health care.

While other sectors that outperformed in the November-February period lagged once the market began to rebound, technology continued to outpace the broader market through the rally phase. We believe this reflects the sector's abundance of "offensive" characteristics. First among these is the fact that tech is sensitive to the economic cycle, meaning that it can benefit from higher spending once growth begins to improve. Many investors appear to be looking at technology as a conservative way to play the rebound, since the rising average age of corporate PCs and servers indicates that the replacement cycle will need to begin soon. From a longer-term standpoint, many technology companies appear poised to capitalize on corporations' need to boost productivity in a slower growth environment — which, of course, is a key benefit of many technology applications. The tech sector also represents an "offensive" investment in that it has a high degree of exposure to international growth trends. Tech, in fact, has the highest non-US exposure of the 10 major industry sectors.

Taken together, these factors helped the technology sector outperform the broader market by a wide margin during the past year. Unfortunately, the fund did not fully participate in the sector's strong showing. While the Class A shares of DWS Technology Fund produced a strong absolute return of 26.48% during the annual period, they underperformed both the 32.14% return of the benchmark and the 29.15% average return for the funds in its Lipper peer group, Science & Technology Funds.3 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for more performance information.)

Negative Contributors to Fund Performance

An important cause of the fund's relative underperformance was that it was positioned too defensively during the first stages of the market rally in March and April 2009. The fund performed better relative to the benchmark and peer group during the latter half of the reporting period, thanks largely to the strong performance of our stock picks in the small- and mid-cap segments of the market. Still, this was not enough to make up for the fund's previous underperformance.

Another key factor in the fund's performance shortfall was its investments in venture capital (VC) funds. Many of these VC funds were forced to write down the value of their underlying holdings due to the weak economic environment, reducing the value of our investments in these VC funds. At the close of the period, the fund's positions in venture capital funds represented 1.0% of its total assets.

In terms of individual stocks, an underweight position in Amazon.com was a notable source of underperformance relative to the benchmark.4 We failed to anticipate Amazon's strong earnings results, meaning that we did not fully participate in the stock's 107% gain during the past year. Similarly, the fund's performance was hurt by our decision to underweight Corning Inc., whose major product is the glass panels used in flat screen televisions. We avoided taking a larger position in the stock due to its exposure to the weakness in consumer spending, so we missed out when its shares soared to $16 from the mid-$9s in just a little over four weeks during the spring.

Two overweight positions also weighed on relative performance: Polycom, which underperformed during the fourth quarter of 2008 on concerns about enterprise IT spending and the "optional" nature of videoconferencing spending, and Microsemi Corp., which lost ground in the first half of the period when it was discovered that its chief executive officer had falsified his credentials.

Positive Contributors to Fund Performance

The fund's top individual contributor to performance was Data Domain,* whose shares rose 87% following a bidding war between EMC Corp. and Network Appliance during the spring. The fund's performance also was helped significantly by our underweight in Microsoft Corp. While the software giant gained over 27% on the year, it lagged the 32% return of the benchmark. This five-point shortfall may not seem significant, but it had a large impact on performance given that Microsoft is the largest weighting in the benchmark at over 8% of total assets. The fund held an average weighting of just 4.6% in Microsoft, meaning that it did not suffer the full impact of the stock's underperformance.

Other stocks that stood out as key contributors were two mid caps Marvell Technology Group Ltd. and Broadcom Corp. — and two small caps, NetLogic Microsystems Inc. and VanceInfo Technologies Inc. We believe our success with the outperformance of these holdings illustrates how our willingness to deviate from the benchmark can help us find winning stocks. We believe the small- and mid-cap areas are very fertile ground to find the type of fast-growing, reasonably valued stocks we seek to hold in the fund. This is not a top-down call, but rather a reflection of our search for the most attractive stocks the sector has to offer.

Outlook and Positioning

We retain a positive outlook for technology, as we believe its combination of offensive and defensive characteristics will continue to make it attractive relative to other sectors. We think the offensive component is the more important at this stage of the cycle, particularly the sector's emerging-market exposure and ability to capitalize on corporations' need to boost productivity. While there are no tremendous drivers of growth on the horizon similar to the introduction of the personal computer in the 1980s or the arrival of the Internet into mainstream use in the '90s, a number of smaller trends should help the sector generate steady growth. For example, cloud computing, enterprise mobility applications and the next generation of applications designed to make the Internet more interactive (sometimes referred to as "Web 2.0") are all likely to represent important trends in the next few years.5

Merger and acquisition (M&A) activity is an additional factor that could drive the tech sector's performance. The largest companies have a tremendous amount of cash on their balance sheets, meaning that they have the ability to boost earnings in a low-growth environment by taking over their smaller competitors. An additional trend supporting increased M&A activity is the convergence of hardware, software and communications equipment within corporate data centers. As these technologies become increasingly intertwined, companies will likely look to acquisitions as a way to offer their corporate customers a wider range of services.

In terms of positioning, the fund is currently overweight in the Internet, communications equipment and semiconductor sectors. While the fund remains overweight in the semiconductor group, we hold a lower weighting than we did a few months ago. The basis for this reduced weighting is our belief that inventory-rebuilding dynamics may be causing analysts to extrapolate what may prove to be unsustainable trends in revenue growth and profit margin expansion. On the other end of the spectrum, the fund is underweight in IT services, software, computers & peripherals and electronic equipment.

Overall, we continue to focus our research efforts on finding compelling values among stocks with rising market share, robust product and/or service offerings, strong competitive positions and healthy balance sheets. We believe stock selection will be even more important than usual in the coming quarters, as the "easy" part of the sector's rally is likely behind us.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The S&P North American Technology Sector Index (formerly the S&P Goldman Sachs Technology Index) is the technology subindex of the S&P North American Sector Indices. The S&P North American Technology Sector Indexfamily is designed as equity benchmarks for US-traded technology-related securities.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

3 The Lipper Science & Technology Funds category comprises funds that invest at least 65% of their equity portfolios in science and technology stocks. It is not possible to invest into a Lipper category.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

5 Cloud computing is a general term for anything that involves delivering hosted services over the Internet.

* Not held in the portfolio as of October 31, 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/09	10/31/08

Common Stocks	95%	92%
Cash Equivalents	4%	6%
Other Investments	1%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	10/31/09	10/31/08

Information Technology: Computers & Peripherals	26%	17%
Communications Equipment	18%	26%
Software	18%	16%
Semiconductors & Semiconductor Equipment	15%	20%
Internet Software & Services	14%	11%
IT Services	7%	6%
Electronic Equipment, Instruments & Components	1%	1%
Consumer Discretionary: Internet & Catalog Retail	1%	—
Media	—	2%
Industrials: Electrical Equipment	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2009 (54.2% of Net Assets)
1. Apple, Inc. Manufacturer of personal computers and communication solutions	8.3%
2. Google, Inc. Provides a Web-based search engine for the Internet	8.0%
3. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	6.5%
4. International Business Machines Corp. Manufacturer of computers and provider of information processing services	6.3%
5. Microsoft Corp. Developer of computer software	5.7%
6. Cisco Systems, Inc. Developer of computer network products	5.1%
7. Intel Corp. Designer, manufacturer, and seller of computer components and related products	5.1%
8. QUALCOMM, Inc. Developer and manufacturer of communication systems	4.9%
9. Oracle Corp. Provider of database management software	2.6%
10. Texas Instruments, Inc. Provider of semiconductors and electronic equipment	1.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2009

	Shares	Value ($)

Common Stocks 94.8%
Consumer Discretionary 1.0%
Internet & Catalog Retail
Amazon.com, Inc.*	31,100	3,694,991
Priceline.com, Inc.* (a)	17,000	2,682,430
		6,377,421
Information Technology 93.8%
Communications Equipment 17.5%
Brocade Communications Systems, Inc.*	581,800	4,991,844
Cisco Systems, Inc.*	1,392,789	31,825,229
Comverse Technology, Inc.*	643,884	5,408,626
F5 Networks, Inc.*	80,300	3,604,667
Harris Stratex Networks, Inc. "A"*	20,171	127,077
Juniper Networks, Inc.* (a)	272,500	6,951,475
Motorola, Inc.	1,199,400	10,278,858
Polycom, Inc.*	212,100	4,553,787
QUALCOMM, Inc.	726,654	30,090,742
Research In Motion Ltd.*	155,300	9,120,769
Sonus Networks, Inc.*	1,000,100	1,920,192
		108,873,266
Computers & Peripherals 24.3%
Apple, Inc.*	274,300	51,705,550
EMC Corp.*	517,200	8,518,284
Hewlett-Packard Co.	848,700	40,279,302
International Business Machines Corp.	322,400	38,884,664
Isilon Systems, Inc.* (a)	349,744	1,836,156
Lexmark International, Inc. "A"*	242,900	6,193,950
SanDisk Corp.*	154,300	3,160,064
		150,577,970
Electronic Equipment, Instruments & Components 1.2%
Corning, Inc.	502,400	7,340,064
Internet Software & Services 13.0%
Akamai Technologies, Inc.* (a)	59,500	1,309,000
Digital River, Inc.* (a)	109,900	2,509,017
eBay, Inc.*	367,200	8,177,544
Equinix, Inc.* (a)	46,200	3,941,784
Google, Inc. "A"*	92,500	49,591,100
LogMeIn, Inc.*	215,503	4,331,610
Open Text Corp.*	40,000	1,481,600
Yahoo!, Inc.*	586,200	9,320,580
		80,662,235
IT Services 6.6%
Accenture PLC "A"	87,300	3,237,084
Amdocs Ltd.*	129,200	3,255,840
Cognizant Technology Solutions Corp. "A"*	235,200	9,090,480
CyberSource Corp.* (a)	143,100	2,343,978
Fiserv, Inc.*	93,200	4,275,084
Global Payments, Inc.	193,200	9,511,236
MasterCard, Inc. "A" (a)	16,100	3,526,222
Visa, Inc. "A"	71,800	5,439,568
		40,679,492
Semiconductors & Semiconductor Equipment 13.8%
Applied Materials, Inc.	203,100	2,477,820
ASML Holding NV (NY Registered Shares) (a)	122,300	3,294,762
Atheros Communications* (a)	19,600	482,552
Avago Technologies Ltd.* (a)	147,272	2,209,080
Broadcom Corp. "A"*	265,000	7,051,650
Cymer, Inc.*	80,100	2,742,624
FormFactor, Inc.* (a)	89,900	1,527,401
Intel Corp.	1,641,300	31,365,243
KLA-Tencor Corp. (a)	110,200	3,582,602
Lam Research Corp.* (a)	76,800	2,589,696
Marvell Technology Group Ltd.*	135,000	1,852,200
Microchip Technology, Inc. (a)	71,600	1,715,536
Micron Technology, Inc.* (a)	325,000	2,206,750
Microsemi Corp.*	124,500	1,657,095
MKS Instruments, Inc.*	85,600	1,338,784
National Semiconductor Corp. (a)	125,000	1,617,500
Netlogic Microsystems, Inc.*	30,100	1,144,101
NVIDIA Corp.*	221,600	2,650,336
ON Semiconductor Corp.*	120,800	808,152
Texas Instruments, Inc.	459,400	10,772,930
Xilinx, Inc.	115,300	2,507,775
		85,594,589
Software 17.4%
Activision Blizzard, Inc.*	382,100	4,138,143
Adobe Systems, Inc.*	222,015	7,313,174
ANSYS, Inc.* (a)	43,300	1,757,114
ArcSight, Inc.* (a)	160,500	3,967,560
Ariba, Inc.* (a)	498,100	5,887,542
BMC Software, Inc.*	131,100	4,871,676
Check Point Software Technologies Ltd.*	94,800	2,945,436
Citrix Systems, Inc.*	40,500	1,488,780
Informatica Corp.* (a)	186,700	3,963,641
McAfee, Inc.*	124,200	5,201,496
Microsoft Corp.	1,281,900	35,547,087
Oracle Corp.	773,900	16,329,290
Rovi Corp.*	120,410	3,317,296
Salesforce.com, Inc.* (a)	13,600	771,800
Sybase, Inc.* (a)	78,000	3,085,680
Symantec Corp.*	156,400	2,749,511
VanceInfo Technologies, Inc. (ADR)*	315,100	4,758,010
		108,093,236
Total Common Stocks (Cost $418,820,564)		588,198,273

Other Investments 1.1%
Adams Capital Management III LP (1.2% limited partnership interest)* (b)	—	3,095,712
Adams Capital Management LP (3.6% limited partnership interest)* (b)	—	248,376
Alloy Ventures 2000 LP (3.0% limited partnership interest)* (b)	—	1,951,495
Asset Management Association 1996 LP (2.5% limited partnership interest)* (b)	—	83,063
Asset Management Association 1998 LP (3.5% limited partnership interest)* (b)	—	422,740
Crosspoint Venture Partners 1993 LP (2.9% limited partnership interest)* (b)	—	61,669
GeoCapital III LP (5.0% limited partnership interest)* (b)	—	8,890
GeoCapital IV LP (2.9% limited partnership interest) (b)	—	490,954
Med Venture Associates II LP (6.1% limited partnership interest)* (b)	—	45,576
Med Venture Associates III LP (2.7% limited partnership interest)* (b)	—	214,617
Sevin Rosen Fund V (2.8% limited partnership interest)* (b)	—	132,519
Total Other Investments (Cost $21,533,749)		6,755,611

Securities Lending Collateral 6.4%
Daily Assets Fund Institutional, 0.27% (c) (d) (Cost $39,634,240)	39,634,240	39,634,240

Cash Equivalents 3.8%
Central Cash Management Fund, 0.19% (c) (Cost $23,357,466)	23,357,466	23,357,466

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $503,346,019)+	106.1	657,945,590
Other Assets and Liabilities, Net	(6.1)	(37,554,503)
Net Assets	100.0	620,391,087

* Non-income producing security

+ The cost for federal income tax purposes was $507,514,430. At October 31, 2009, net unrealized appreciation for all securities based on tax cost was $150,431,160. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $181,481,213 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $31,050,053.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2009 amounted to $37,508,433, which is 6.0% of net assets.

(b) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Adams Capital Management III LP**	October 1997 to April 2008	4,491,717	3,095,712	0.50
Adams Capital Management LP**	August 2000 to November 2000	1,863,749	248,376	0.04
Alloy Ventures 2000 LP**	April 2000 to August 2007	4,719,304	1,951,495	0.31
Asset Management Association 1996 LP**	June 1996 to July 2000	1,121,056	83,063	0.01
Asset Management Association 1998 LP**	December 1998 to November 2001	2,816,280	422,740	0.07
Crosspoint Venture Partners 1993 LP**	April 1993 to November 1998	132,184	61,669	0.01
GeoCapital III LP**	December 1993 to December 1996	341,738	8,890	0.00
GeoCapital IV LP**	April 1996 to March 2000	1,660,603	490,954	0.08
Med Venture Associates II LP**	May 1996 to January 2002	939,974	45,576	0.01
Med Venture Associates III LP**	September 1998 to May 2006	1,182,929	214,617	0.03
Sevin Rosen Fund V**	April 1996 to June 2001	2,264,215	132,519	0.02
Total Restricted Securities		21,533,749	6,755,611	1.08

** These securities represent venture capital funds.

(c) Affiliated fund managed by Deutsche Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments (e)	$ 588,198,273	$ —	$ 6,755,611	$ 594,953,884
Short-Term Investments (e)	62,991,706	—	—	62,991,706
Total	$ 651,189,979	$ —	$ 6,755,611	$ 657,945,590

(e) See Investment Portfolio for additional detailed categorizations.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at October 31, 2009:

Other Investments
Balance as of October 31, 2008	$ 9,479,230
Net realized gain (loss)	(6,995,970)
Change in unrealized appreciation (depreciation)	5,198,001
Amortization premium/discount	—
Net purchases (sales)	(925,650)
Net transfers in (out) of Level 3	—
Balance as of October 31, 2009	$ 6,755,611
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2009	$ (1,830,421)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2009
Assets
Investments: Investments in securities, at value (cost $440,354,313) — including $37,508,433 of securities loaned	$ 594,953,884
Investment in Daily Assets Fund Institutional (cost $39,634,240)*	39,634,240
Investment in Central Cash Management Fund (cost $23,357,466)	23,357,466
Total investments, at value (cost $503,346,019)	657,945,590
Foreign currency, at value (cost $3,246,913)	3,234,934
Receivable for investments sold	91,773
Receivable for Fund shares sold	92,920
Dividends receivable	187,713
Interest receivable	12,020
Foreign taxes recoverable	13,095
Other assets	34,341
Total assets	661,612,386
Liabilities
Cash overdraft	201
Payable for Fund shares redeemed	645,971
Payable upon return of securities loaned	39,634,240
Accrued management fee	241,211
Other accrued expenses and payables	699,676
Total liabilities	41,221,299
Net assets, at value	$ 620,391,087
Net Assets Consist of
Accumulated net investment loss	(56,400)
Net unrealized appreciation (depreciation) on: Investments	154,599,571
Foreign currency	(12,055)
Accumulated net realized gain (loss)	(1,304,148,743)
Paid-in capital	1,770,008,714
Net assets, at value	$ 620,391,087

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($497,419,935 ÷ 48,438,008 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.27
Maximum offering price per share (100 ÷ 94.25 of $10.27)	$ 10.90

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($10,356,073 ÷ 1,243,750 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 8.33

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($20,466,990 ÷ 2,375,010 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 8.62
Class S Net Asset Value, offering and redemption price(a) per share ($74,194,418 ÷ 7,215,609 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.28
Institutional Class Net Asset Value, offering and redemption price(a) per share ($17,953,671 ÷ 1,675,068 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.72

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $122,650)	$ 4,758,475
Interest	10,882
Income distributions — affiliated cash management vehicles	189,658
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	528,756
Total Income	5,487,771
Expenses: Management fee	2,464,471
Administration fee	530,994
Services to shareholders	1,731,668
Distribution and service fees	1,203,055
Custodian fee	30,859
Professional fees	87,143
Trustees' fees and expenses	3,308
Reports to shareholders	70,830
Registration fees	83,103
Other	18,149
Total expenses	6,223,580
Net investment income (loss)	(735,809)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(126,191,522)
Written options	478,666
Foreign currency	(1,041,032)
(126,753,888)
Change in net unrealized appreciation (depreciation) on: Investments	256,527,072
Written options	34,866
Foreign currency	741,528
257,303,466
Net gain (loss)	130,549,578
Net increase (decrease) in net assets resulting from operations	$ 129,813,769

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2009	2008
Operations: Net investment income (loss)	$ (735,809)	$ (3,533,473)
Net realized gain (loss)	(126,753,888)	(71,926,497)
Change in net unrealized appreciation (depreciation)	257,303,466	(387,914,319)
Net increase (decrease) in net assets resulting from operations	129,813,769	(463,374,289)
Fund share transactions: Proceeds from shares sold	49,494,655	55,370,305
Cost of shares redeemed	(95,978,989)	(167,391,427)
Redemption fees	6,631	10,876
Net increase (decrease) in net assets from Fund share transactions	(46,477,703)	(112,010,246)
Increase (decrease) in net assets	83,336,066	(575,384,535)
Net assets at beginning of period	537,055,021	1,112,439,556
Net assets at end of period (including accumulated net investment loss of $56,400 and $50,379, respectively)	$ 620,391,087	$ 537,055,021

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 8.12	$ 14.61	$ 11.42	$ 10.97	$ 10.37
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	(.04)	(.05)	(.05)[d]	.02
Net realized and unrealized gain (loss)	2.16	(6.45)	3.24	.50	.58
Total from investment operations	2.15	(6.49)	3.19	.45	.60
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.27	$ 8.12	$ 14.61	$ 11.42	$ 10.97
Total Return (%)[b]	26.48	(44.42)[c]	27.93[c]	4.10[c,d]	5.79[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	497	436	893	854	945
Ratio of expenses before expense reductions (%)	1.13	1.22	1.11	1.15	1.18
Ratio of expenses after expense reductions (%)	1.13	1.21	1.07	1.07	1.11
Ratio of net investment income (loss) (%)	(.09)	(.38)	(.36)	(.40)[d]	.24
Portfolio turnover rate (%)	61	76	79	58	114

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.

* Amount is less than $.005.

Class B Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 6.67	$ 12.11	$ 9.57	$ 9.31	$ 8.89
Income (loss) from investment operations: Net investment income (loss)[a]	(.09)	(.10)	(.14)	(.14)[d]	(.06)
Net realized and unrealized gain (loss)	1.75	(5.34)	2.68	.40	.48
Total from investment operations	1.66	(5.44)	2.54	.26	.42
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 8.33	$ 6.67	$ 12.11	$ 9.57	$ 9.31
Total Return (%)[b]	24.89	(44.92)[c]	26.54[c]	2.79[c,d]	4.72[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	14	44	69	140
Ratio of expenses before expense reductions (%)	2.42	2.08	2.25	2.37	2.24
Ratio of expenses after expense reductions (%)	2.42	2.06	2.21	2.21	2.17
Ratio of net investment income (loss) (%)	(1.36)	(1.23)	(1.50)	(1.54)[d]	(.82)
Portfolio turnover rate (%)	61	76	79	58	114

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.

* Amount is less than $.005.

Class C Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 6.87	$ 12.48	$ 9.85	$ 9.55	$ 9.11
Income (loss) from investment operations: Net investment income (loss)[a]	(.07)	(.11)	(.13)	(.12)[d]	(.05)
Net realized and unrealized gain (loss)	1.82	(5.50)	2.76	.42	.49
Total from investment operations	1.75	(5.61)	2.63	.30	.44
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 8.62	$ 6.87	$ 12.48	$ 9.85	$ 9.55
Total Return (%)[b]	25.47	(44.87)[c]	26.70[c]	3.14[c,d]	4.83[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	19	42	42	53
Ratio of expenses before expense reductions (%)	2.08	2.07	2.08	1.98	2.08
Ratio of expenses after expense reductions (%)	2.08	2.07	2.04	1.91	2.01
Ratio of net investment income (loss) (%)	(1.04)	(1.24)	(1.33)	(1.24)[d]	(.66)
Portfolio turnover rate (%)	61	76	79	58	114

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.

* Amount is less than $.005.

Class S Years Ended October 31,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.13	$ 14.62	$ 11.42	$ 10.98	$ 11.09
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	(.04)	(.04)	(.05)[d]	(.06)
Net realized and unrealized gain (loss)	2.16	(6.45)	3.24	.49	(.05)
Total from investment operations	2.15	(6.49)	3.20	.44	(.11)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 10.28	$ 8.13	$ 14.62	$ 11.42	$ 10.98
Total Return (%)	26.45	(44.39)[c]	28.02[c]	4.01[c,d]	(.99)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	74	62	124	125	142
Ratio of expenses before expense reductions (%)	1.11	1.19	1.12	1.25	1.36*
Ratio of expenses after expense reductions (%)	1.11	1.18	1.05	1.06	1.05*
Ratio of net investment income (loss) (%)	(.08)	(.35)	(.34)	(.39)[d]	(.69)*
Portfolio turnover rate (%)	61	76	79	58	114

[a] For the period from December 20, 2004 (commencement of operations of Class S shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 8.43	$ 15.12	$ 11.76	$ 11.25	$ 10.58
Income (loss) from investment operations: Net investment income (loss)[a]	.03	.00*	.01	.00c*	.07
Net realized and unrealized gain (loss)	2.26	(6.69)	3.35	.51	.60
Total from investment operations	2.29	(6.69)	3.36	.51	.67
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.72	$ 8.43	$ 15.12	$ 11.76	$ 11.25
Total Return (%)	27.16	(44.18)[b]	28.57[b]	4.53[b,c]	6.33[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	7	9	3	1
Ratio of expenses before expense reductions (%)	.65	.81	.72	.78	.86
Ratio of expenses after expense reductions (%)	.65	.79	.63	.63	.62
Ratio of net investment income (loss) (%)	.33	.04	.08	.04[c]	.73
Portfolio turnover rate (%)	61	76	79	58	114

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Technology Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which under the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Derivatives. Authorized accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling and purchasing selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There are no open options contracts as of October 31, 2009. During the year ended October 31, 2009, the Fund had transactions in options having value of less than five percent of the Fund's net assets.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Written Options
Equity Contracts (a)	$ 478,666

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from written options

Change in Net Unrealized Appreciation (Depreciation)	Written Options
Equity Contracts (a)	$ 34,866

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) from written options

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $1,298,603,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2010 ($746,991,000), October 31, 2011 ($340,444,000), October 31, 2012 ($8,388,000), October 31, 2016 ($70,647,000) and October 31, 2017 ($132,133,000), the respective expiration dates, whichever occurs first.

During the year ended October 31, 2009, the Fund lost through expiration, $127,243,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, investments in limited partnerships and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Capital loss carryforwards	$ (1,298,603,000)
Net unrealized appreciation (depreciation) on investments	$ 150,431,160

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2009, purchases and sales of investment securities (excluding short-term instruments) aggregated $312,305,021 and $334,615,729, respectively.

For the year ended October 31, 2009, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	3,874	$ 464,880
Options written	3,250	94,249
Options expired	(3,250)	(94,249)
Options bought back	(3,874)	(464,880)
Outstanding, end of period	—	$ —

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at 1/12 of the following annual rates:

First $250 million of the Fund's average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the year ended October 31, 2009, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.46% of the Fund's average daily net assets.

Effective October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.52%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2009, the Administration Fee was $530,994, of which $54,279 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2009
Class A	$ 1,081,604	$ 199,575
Class B	85,562	12,211
Class C	77,554	14,853
Class S	277,593	52,719
Institutional Class	1,497	442
	$ 1,523,810	$ 279,800

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2009
Class B	$ 82,629	$ 6,829
Class C	135,728	13,370
	$ 218,357	$ 20,199

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2009	Annual Effective Rate
Class A	$ 915,988	$ 152,730.21%
Class B	25,857	3,172.23%
Class C	42,853	6,617.24%
	$ 984,698	$ 162,519

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2009 aggregated $15,015.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2009, the CDSC for Class B and C shares aggregated $25,971 and $154, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $33,572, of which $18,199 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Investing in Technology Securities

The Fund concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence, will have a significant impact on the Fund's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,689,182	$ 30,606,113	3,295,290	$ 38,300,504
Class B	191,526	1,269,457	244,663	2,349,328
Class C	330,795	2,332,759	287,607	2,808,273
Class S	814,060	7,083,642	809,589	9,172,568
Institutional Class	906,758	8,202,684	215,278	2,739,632
		$ 49,494,655		$ 55,370,305
Shares redeemed
Class A	(8,934,102)	$ (73,851,289)	(10,734,040)	$ (122,060,888)
Class B	(1,028,588)	(6,947,358)	(1,761,040)	(16,866,893)
Class C	(668,067)	(4,757,453)	(973,162)	(9,277,607)
Class S	(1,266,982)	(10,393,047)	(1,644,746)	(18,658,431)
Institutional Class	(3,327)	(29,842)	(44,071)	(527,608)
		$ (95,978,989)		$ (167,391,427)
Redemption fees		$ 6,631		$ 10,876
Net increase (decrease)
Class A	(5,244,920)	$ (43,242,693)	(7,438,750)	$ (83,754,587)
Class B	(837,062)	(5,677,762)	(1,516,377)	(14,517,363)
Class C	(337,272)	(2,424,451)	(685,555)	(6,469,227)
Class S	(452,922)	(3,305,639)	(835,157)	(9,481,093)
Institutional Class	903,431	8,172,842	171,207	2,212,024
		$ (46,477,703)		$ (112,010,246)

G. Review for Subsequent Events

Management has reviewed the events and transactions from November 1, 2009 through December 18, 2009, the date the financial statements were available to be issued for subsequent events, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Technology Fund:

We have audited the accompanying statement of assets and liabilities of DWS Technology Fund (the "Fund"), including the investment portfolio, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Technology Fund at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 18, 2009

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates $5,370,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2009. The Board recognized that DWS has made significant changes in the Fund's management structure, including the introduction of a new portfolio management team in July 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of their review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US Mutual Funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	125
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	125
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	125
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		125
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	125
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	125
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	125
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	125
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)

		125
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	125
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	125
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	128
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006

Managing Director[5], Deutsche Asset Management; Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: Head of Deutsche Asset Management Americas (2005-2009); CEO of DWS Investments (2005-2009); board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

125
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present

Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present

Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management
J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present

Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Effective November 18, 2009, Mr. Schwarzer resigned from the Board. The mailing address of Mr. Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer was an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer received no compensation from the fund.

5 Executive title, not a board directorship.

6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

8 Address: 345 Park Avenue, New York, New York 10154.

9 Address: One Beacon Street, Boston, MA 02108.

10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KTCAX	KTCBX	KTCCX	KTCSX	KTCIX
CUSIP Number	23338A 102	23338A 201	23338A 300	23338A 409	23338A 508
Fund Number	001	201	301	2313	511

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2009, DWS Technology Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS TECHNOLOGY FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$59,779	$0	$8,152	$0
2008	$64,361	$0	$8,776	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$440,000	$0
2008	$0	$382,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$8,152	$440,000	$711,000	$1,159,152
2008	$8,776	$382,000	$1,474,733	$1,865,509

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2008 and 2009 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified three matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Second, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Technology Fund

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Technology Fund

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2009